As filed with Securities and Exchange Commission on February 14, 2000

Securities Act Registration No. 333-92955
Investment Company Act No. 811-06290

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.2
Post-Effective Amendment No.___
__________________

Smith Barney World Funds, Inc.
(a Maryland Corporation)
(Exact Name of Registrant as Specified in Charter)
388 Greenwich Street
New York, New York 10013
(Address of Principal Executive Offices)
(212) 816-6474
(Registrant's Telephone Number, including Area Code)
Christina T. Sydor, Secretary
Smith Barney World Funds, Inc.
388 Greenwich Street
New York, New York 10013
(Name and Address of Agent for Service)
_____________________

Copies to:
John E. Baumgardner, Jr., Esq.
Sullivan & Cromwell
125 Broad Street
New York, New York 10004
_______________

Approximate Date of Proposed Public Offering:
As soon as possible after the effective date of this Registration Statement.

Registrant hereby proposes that this amendment be declared effective on February 14, 2000.

TITLE OF SECURITIES BEING REGISTERED:
Shares of Beneficial Interest ($.001 par value) of the
Smith Barney World Funds, Inc.
___________________

     The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith because of reliance upon Section 24(f).



PART A
INFORMATION REQUIRED IN THE PROXY STATEMENT/PROSPECTUS

                      A SPECIAL NOTICE TO SHAREHOLDERS OF

     SMITH BARNEY WORLD FUNDS, INC.--INTERNATIONAL BALANCED PORTFOLIO

                            Your Vote is Important

Dear Shareholder:

  The Board of Directors of Smith Barney World Funds, Inc. has recently reviewed and unanimously endorsed a proposal for a reorganization of the International Balanced Portfolio (the "Balanced Portfolio") of Smith Barney World Funds, Inc. which it judges to be in the best interests of Balanced Portfolio's shareholders.

  Under the terms of the proposal, the International Equity Portfolio of Smith Barney World Funds, Inc. ("Equity Portfolio") will acquire all of the assets and liabilities of the Balanced Portfolio, and you will become a shareholder of the Equity Portfolio. You will receive shares of the Equity Portfolio with an aggregate value equivalent to the aggregate net asset value of your investment in the Balanced Portfolio at the time of the transaction.

  Here are some facts about the merger and the Equity Portfolio that will be useful to you as you vote for this transaction:

 . There will be no cost to you to become a shareholder of the Equity
  Portfolio.

 . In the opinion of counsel, this transaction will be free from federal income taxes to you, the Balanced Portfolio and the Equity Portfolio.

 . You will be able to redeem your shares of the Equity Portfolio for cash without any redemption fees or required holding period.

 . Shares of the Equity Portfolio are priced on each day the fund is open for business and you may redeem all or a part of your shares at the then-current net asset value per share.

 . As a shareholder of the Equity Portfolio, you will have the ability to exchange your shares of the fund for shares of the same class of other funds within that fund complex.

 . The same portfolio managers who currently manage the Balanced Portfolio also manage the Equity Portfolio.

 . Lower operating expenses are anticipated for Balanced Portfolio shareholders.

            SPECIAL MEETING OF SHAREHOLDERS: YOUR VOTE IS IMPORTANT

  To consider this transaction, we have called a Special Meeting of Shareholders to be held on April 7, 2000. We strongly urge your participation by asking you to review, complete and return your proxy promptly.

  Detailed information about the proposed transaction is described in the enclosed proxy statement. On behalf of the Board of Directors, I thank you for your participation as a shareholder and urge you to please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience.

  If you have any questions regarding the proposed transaction, please feel free to call your Salomon Smith Barney Financial Consultant who will be pleased to assist you.

  IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

                                             Sincerely,

                                             Heath B. McLendon
                                             Chairman of the Board

February 21, 2000

     SMITH BARNEY WORLD FUNDS, INC.--INTERNATIONAL BALANCED PORTFOLIO
                             388 Greenwich Street
                           New York, New York 10013

                            ----------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held on April 7, 2000

  Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the International Balanced Portfolio ("Acquired Fund") of Smith Barney World Funds, Inc. (the "Company") will be held at 7 World Trade Center, New York, New York on April 7, 2000, commencing at 10:00 a.m. for the following purposes:

    1. To approve or disapprove the Company's Plan of Reorganization dated as of February 11, 2000 providing for (i) the acquisition of all of the assets and liabilities of the Acquired Fund by Smith Barney World Funds, Inc.--International Equity Portfolio ("Acquiring Fund"), (ii) the amendment of the Company's Charter reclassifying all shares of the Acquired Fund as shares of the Acquiring Fund, and (iii) the accomplishment of the reclassification by the issuance of shares of the Acquiring Fund to shareholders of the Acquired Fund.

    2. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

  The Board of Directors of the Company has fixed the close of business on February 8, 2000 as the record date for the determination of shareholders of the Acquired Fund entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof.

  Your vote is important regardless of the size of your holdings in the Acquired Fund. Whether or not you plan to attend the meeting, we ask that you please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope that needs no postage if mailed in the continental United States. Instructions for the proper execution of proxies are set forth on the inside cover.

                                             By Order of the Board of
                                             Directors

                                             Christina T. Sydor, Esq.
                                             Secretary

February 21, 2000

 YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF
                             FURTHER SOLICITATION.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

  The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

  1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

  2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

  3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

   Registration                                           Valid Signatures
   ------------                                           ----------------
 Corporate Accounts
 (1)ABC Corp. ...................................   ABC Corp.
 (2)ABC Corp. ...................................   John Doe, Treasurer
 (3)ABC Corp. c/o John Doe, Treasurer............   John Doe
 (4)ABC Corp. Profit Sharing Plan................   John Doe, Trustee
 Trust Accounts
 (1)ABC Trust....................................   Jane B. Doe, Trustee
 (2)Jane B. Doe, Trustee u/t/d 12/28/78..........   Jane B. Doe
 Custodian or Estate Accounts
 (1)John B. Smith, Cust. f/b/o John B. Smith, Jr.
   UGMA..........................................   John B. Smith
 (2)Estate of John B. Smith......................   John B. Smith, Jr., Executor

              PROSPECTUS/PROXY STATEMENT DATED FEBRUARY 21, 2000

                         Acquisition of the Assets of

                       INTERNATIONAL BALANCED PORTFOLIO
                      a separate investment portfolio of

                      SMITH BARNEY WORLD FUNDS, INC.
                             388 Greenwich Street
                           New York, New York 10013

                              (800) 451-2010

                       By and in Exchange for Shares of

                        INTERNATIONAL EQUITY PORTFOLIO
                      a separate investment portfolio of

                      SMITH BARNEY WORLD FUNDS, INC.
                             388 Greenwich Street
                           New York, New York 10013

                              (800) 451-2010

  This Prospectus/Proxy Statement is being furnished to shareholders of the International Balanced Portfolio (the "Acquired Fund") of Smith Barney World Funds, Inc. (the "Company") in connection with a proposed plan of reorganization to be submitted to shareholders of the Acquired Fund for consideration at a Special Meeting of Shareholders to be held on April 7, 2000 at 10:00 a.m. (the "Meeting"), at the offices of Salomon Smith Barney Inc. ("Salomon Smith Barney") located at 7 World Trade Center, New York, New York 10048, or any adjournment or adjournments thereof.

  The plan of reorganization provides for all of the assets of the Acquired Fund to be acquired by the International Equity Portfolio (the "Acquiring Fund") of the Company in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of liabilities of the Acquired Fund (hereinafter referred to as the "Reorganization"). (The Acquiring Fund and the Acquired Fund are sometimes referred to hereinafter as the "Funds" and individually as a "Fund"). The Reorganization will be accomplished pursuant to an amendment to the Company's Charter that will reclassify shares of the Acquired Fund into shares of the Acquiring Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will receive that number of shares of the Acquiring Fund having an aggregate value equal to the aggregate net asset value of such shareholder's shares of the Acquired Fund immediately prior to the Reorganization. Holders of Class A shares of the Acquired Fund will receive Class A shares of the Acquiring Fund, and no sales charge will be imposed on the Class A shares of the Acquiring Fund received by the Acquired Fund Class A shareholders. Holders of Class B or Class L shares of the Acquired Fund will receive Class B or Class L shares, respectively, of the Acquiring Fund. No contingent deferred sales charge ("CDSC") will be imposed on Class B or Class L shares, nor those Class A shares otherwise subject to a CDSC, of the Acquiring Fund upon consummation of the Reorganization.

  However, any CDSC which is applicable to a shareholder's investment will continue to apply, and in calculating the applicable CDSC payable upon the subsequent redemption of Class B or Class L shares of the Acquiring Fund, the period during which an Acquired Fund shareholder held Class B or Class L shares of the Acquired Fund will be counted. This transaction is structured to be tax-free for federal income tax purposes to shareholders and to both the Acquiring Fund and the Acquired Fund.

  The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

  The Acquiring Fund is a separate diversified investment portfolio of the Company, an open-end, management investment company, whose investment objective is to seek total return on its assets from growth of capital and income. The Acquiring Fund invests primarily in equity securities of foreign companies, including exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, warrants and rights relating to equity securities. The Acquired Fund is another separate investment portfolio of the Company, but the Acquired Fund is non-diversified. The Acquired Fund's investment objective is to provide a competitive total return on its assets from growth of capital and income through a portfolio invested primarily in securities of established non-U.S. issuers. The Acquired Fund invests primarily in equity and debt securities of foreign issuers, including common stocks and preferred shares, debt securities convertible into equity securities, depository receipts and warrants and rights relating to equity securities. Debt securities in which the Fund invests consist primarily of foreign government obligations, but may include corporate bonds.

  SSB Citi Fund Management LLC, 388 Greenwich Street, New York, New York 10013 (the "Manager"), serves as investment manager to both the Acquiring Fund and the Acquired Fund. The Manager is a wholly owned subsidiary of Salomon Smith Barney Holdings, Inc. which, in turn, is a wholly owned subsidiary of Citigroup Inc.

  The investment policies of the Acquiring Fund are generally similar to those of the Acquired Fund. Certain differences in the investment policies of the Acquiring Fund and the Acquired Fund, however, are described under "Investment Objectives and Policies" in this Prospectus/Proxy Statement.

  This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated February 21, 2000, relating to this Prospectus/Proxy

Statement and the Reorganization, has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Acquiring Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by contacting a Salomon Smith Barney Financial Consultant. The Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus.

  1. The Prospectus of Smith Barney World Funds, Inc.--International Equity Portfolio dated February 28, 1999 is incorporated in its entirety by reference and a copy accompanies this Proxy Statement/Prospectus.

  2. The Prospectus of Smith Barney World Funds, Inc.--International Balanced Portfolio dated February 28, 1999 is incorporated in its entirety by reference and a copy accompanies this Proxy Statement/Prospectus.

  3. The Annual Report of Smith Barney World Funds, Inc.--International Equity Portfolio dated October 31, 1999, is incorporated in its entirety by reference and a copy accompanies this Proxy Statement/Prospectus.

  Also accompanying this Prospectus/Proxy Statement as Exhibit A is a copy of the Plan of Reorganization (the "Plan") for the proposed transaction. The Reorganization will be accomplished pursuant to an amendment to the Company's Charter reclassifying shares of the Acquired Fund as shares of the Acquiring Fund, substantially in the form set forth as Annex I to the Plan. Any term not defined herein shall have the meaning assigned to it in the accompanying prospectus of the Acquiring Fund.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
   ADDITIONAL MATERIALS....................................................   4
   FEE TABLES..............................................................   5
   SUMMARY.................................................................   8
   PRINCIPAL RISK FACTORS..................................................  13
   INFORMATION ABOUT THE REORGANIZATION....................................  14
   INFORMATION ABOUT THE ACQUIRING FUND....................................  20
   INFORMATION ABOUT THE ACQUIRED FUND.....................................  20
   VOTING INFORMATION......................................................  21
   OTHER BUSINESS..........................................................  22
   EXHIBIT A: PLAN OF REORGANIZATION
     AND ANNEX I........................................................... A-1

                             ADDITIONAL MATERIALS

  The following additional materials, which have been incorporated by reference into the Statement of Additional Information dated February 21, 2000 relating to this Prospectus/Proxy Statement and the Reorganization, will be sent (without charge) to all shareholders requesting a copy of such Statement of Additional Information.

  1. Statement of Additional Information of Smith Barney World Funds, Inc.-- International Equity Portfolio dated February 28, 1999, as supplemented December 15, 1999 and February 21, 2000.

  2. Annual Report of Smith Barney World Funds, Inc.--International Balanced Portfolio for the fiscal year ended October 31, 1999.

                                  FEE TABLES

  Following are tables showing the current costs and expenses of the Acquired Fund and the Acquiring Fund and the pro forma costs and expenses expected to be incurred by the Acquiring Fund after giving effect to the Reorganization, each based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption. Shareholders of the Acquired Fund will experience a decrease in expenses with respect to Class A, Class B, and Class L shares following the Reorganization.

                                CLASS A SHARES

                                                   Acquired Acquiring
                                                     Fund     Fund    Pro Forma
                                                   -------- --------- ---------
   Shareholder Transaction Expenses:
   Maximum sales charge imposed on purchases
     (as a percentage of offering price)..........   5.00%    5.00%*    5.00%
   Maximum CDSC (as a percentage of
     original cost or redemption proceeds,
     whichever is lower)..........................   None**   None**    None**
   Annual Operating Expenses:
     (as a percentage of average net assets)
   Management fees................................   0.85%    0.85%     0.85%
   12b-1 fees.....................................   0.25%    0.25%     0.25%
   Other expenses***..............................   1.11%    0.18%     0.18%
                                                     ----     ----      ----
   Total Operating Expenses.......................   2.21%    1.28%     1.28%
                                                     ====     ====      ====

-----------

  * The sales charge imposed on purchases will be waived with regard to the Acquiring Fund's exchange of its shares for the Acquired Fund's assets; you will not pay any sales charge in connection with your receipt of the Acquiring Fund's Class A shares pursuant to the Reorganization.

 ** You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%. However, if you receive Class A shares pursuant to the Reorganization, you may redeem those shares at any time and you will not have to pay any deferred sales charge unless your 12-month holding period commencing with your purchase of Class A shares of the Acquired Fund has not yet expired.

*** "Other expenses" for shares of the Acquired Fund and the Class A shares of the Acquiring Fund are based on expenses for the fiscal year ended
    October 31, 1999.

                                CLASS B SHARES

                                                    Acquired Acquiring
                                                      Fund     Fund    Pro Forma
                                                    -------- --------- ---------
   Shareholder Transaction Expenses:
   Maximum sales charge imposed on purchases (as a
     percentage of offering price)................    None     None      None
   Maximum CDSC (as a percentage of
     original cost or redemption proceeds,
     whichever is lower)..........................    5.00%*   5.00%*    5.00%*
   Annual Operating Expenses:
     (as a percentage of average net assets)
   Management fees................................    0.85%    0.85%     0.85%
   12b-1 fees.....................................    1.00%    1.00%     1.00%
   Other expenses**...............................    1.18%    0.23%     0.23%
                                                      ----     ----      ----
   Total Operating Expenses.......................    3.03%    2.08%     2.08%
                                                      ====     ====      ====

-----------

 * If you receive Class B shares pursuant to the Reorganization, you may redeem those shares at any time and you will not have to pay any deferred sales charge. However, if you have held Class B shares of the Acquired Fund for less than 6 years, you will be subject to the applicable deferred sales charge.

** "Other expenses" for Class B shares of the Acquired Fund and the Acquiring Fund are based on expenses for the fiscal year ended October 31, 1999.

                                CLASS L SHARES*

                                                  Acquired  Acquiring
                                                    Fund      Fund     Pro Forma
                                                  --------  ---------  ---------
   Shareholder Transaction Expenses:
   Maximum sales charge imposed on purchases (as
     a percentage of offering price).............   1.00%     1.00%      1.00%
   Maximum CDSC (as a percentage of
     original cost or redemption proceeds,
     whichever is lower).........................   1.00%**   1.00%**    1.00%**
   Annual Operating Expenses:
     (as a percentage of average net assets)
   Management fees...............................   0.85%     0.85%      0.85%
   12b-1 fees....................................   1.00%     1.00%      1.00%
   Other expenses***.............................   1.35%     0.22%      0.22%
                                                    ----      ----       ----
   Total Operating Expenses......................   3.20%     2.07%      2.07%
                                                    ====      ====       ====

-----------
  * Class L shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class L shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

 ** If you receive Class L shares pursuant to the Reorganization, you may redeem those shares at any time and you will not have to pay any deferred sales charge. However, if you have held Class L shares of the Acquired Fund for less than one year, you will be subject to the deferred sales charge.

*** "Other expenses" for Class L shares of the Acquired Fund and the Acquiring
    Fund are based on expenses for the fiscal year ended October 31, 1999.

Example

  This example helps you compare the costs of investing in the Acquiring Fund with the costs of investing in the Acquired Fund. Your actual costs may be higher or lower. The example assumes:

 . You invest $10,000 in each Fund for the period shown.

 . You redeem all of your shares at the end of each period.

 . Your investment has a 5% return each year.

 . You reinvest all distributions and dividends without a sales charge.

 . The Funds' operating expenses remain the same.

  Number of years you own your shares:

                                                1 Year 3 Years 5 Years 10 Years*
                                                ------ ------- ------- ---------
Class A
 Acquired Fund.................................  $713  $1,157  $1,625   $2,917
 Acquiring Fund................................   624     886   1,167    1,968
Class B
 Acquired Fund.................................  $806  $1,236  $1,691   $3,161
 Acquiring Fund................................   711     952   1,219    2,209
Class L
 Acquired Fund.................................  $520  $1,076  $1,757   $3,568
 Acquiring Fund................................   408     742   1,202    2,476

----------
* Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

  Shareholders of the Acquired Fund will experience a decrease in costs with respect to Class A, Class B, and Class L shares following the Reorganization.

  This example should not be considered representations of past or future expenses and actual expenses may be greater or less than those shown.

                                    SUMMARY

  This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Plan of Reorganization, a copy of which is attached to this Prospectus/Proxy Statement as Exhibit A and the Company's Charter amendment attached as Annex I to the Plan of Reorganization, the accompanying Prospectus of the Acquiring Fund dated February 28, 1999, the Prospectus of the Acquired Fund dated February 28, 1999 and the Statement of Additional Information of the Smith Barney World Funds, Inc. dated February 21, 2000, which is available upon request.

  Proposed Reorganization. The Plan provides for the acquisition of all of the assets and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund and the issuance of shares of the Acquiring Fund to shareholders of the Acquired Fund. (The foregoing proposed transaction is referred to in this Prospectus/Proxy Statement as the "Reorganization.") The Reorganization will be accomplished pursuant to an amendment to the Charter of the Company that will reclassify shares of the Acquired Fund as shares of the Acquiring Fund, substantially in the form set forth as Annex I to the Plan of Reorganization (Exhibit A). As a result of the Reorganization, each shareholder of the Acquired Fund will become the owner of that number of full and fractional shares of the Acquiring Fund having an aggregate value equal to the aggregate net asset value of the shareholder's shares of the Acquired Fund as of the close of business on the date that the Acquired Fund's assets are exchanged for shares of the Acquiring Fund. (Shareholders of Class A, Class B or Class L shares of the Acquired Fund will receive Class A, Class B or Class L shares, respectively, of the Acquiring Fund). See "Information About the Reorganization--Plan of Reorganization."

  For the reasons set forth below under "Reasons for the Reorganization," the Board of Directors of the Company, including the Directors of the Company who are not "interested persons" (the "Independent Directors"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), have concluded that the Reorganization would be in the best interests of the shareholders of the Acquired Fund and that the interests of the Acquired Fund's existing shareholders will not be diluted as a result of the transaction contemplated by the Reorganization and therefore has submitted the Plan for approval by the Acquired Fund's shareholders. The Board of Directors of the Company has reached similar conclusions with respect to the Acquiring Fund and has also approved the Reorganization in respect of the Acquiring Fund.

  Approval of the Reorganization will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund. For purposes of voting with respect to the Reorganization, the Class A, Class B and Class L shares of the Acquired Fund will vote together as a single class. See "Voting Information."

  Tax Consequences. Prior to completion of the Reorganization, the Funds will have received an opinion of counsel that, based on customary representations and assumptions, no gain or loss will be recognized by the Acquired Fund or its shareholders for federal income tax purposes as a result of the Reorganization. The holding period and aggregate tax basis of the Acquiring Fund shares received by an Acquired Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of the Acquired Fund previously held by such shareholder. In addition, the holding period and tax basis of the assets of the Acquired Fund in the hands of the Acquiring Fund as a result of the Reorganization will be the same as in the hands of the Acquired Fund immediately prior to the Reorganization.

  Investment Objectives and Policies. The Acquiring Fund and the Acquired Fund have generally similar investment objectives, policies and restrictions. The Acquiring Fund is a diversified portfolio whose investment objective is total return on its assets from growth of capital and income. It invests primarily in equity securities of foreign companies, including exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, warrants and rights relating to equity securities. The Acquired Fund is a non-diversified portfolio whose investment objective is to provide a competitive total return on its assets from growth of capital and income through a portfolio invested primarily in securities of established non-U.S. issuers. It invests primarily in equity and debt securities of foreign issuers, including common stocks and preferred shares, debt securities convertible into equity securities, depository receipts and warrants and rights relating to equity securities. Debt securities in which the Fund invests consist primarily of foreign government obligations, but may include corporate bonds. For a discussion of the differences between the investment policies of the Acquiring Fund and the Acquired Fund, see "Comparison of Investment Objectives and Policies."

  Comparison of Investment Objectives and Policies. Despite the similar investment objectives, there are some differences between the investment policies that the two Funds pursue to fulfill their investment objectives. The primary differences between the Funds' investment policies relate to the fact that the Acquiring Fund invests primarily in equity securities of foreign companies, while the Acquired Fund also invests in the debt securities of foreign issuers, consisting primarily of foreign government obligations, but also including corporate bonds. The manager of the Acquired Fund selects investments for either their capital appreciation or income potential, attempting to achieve a balance between equity and debt securities so that neither normally comprises more than 70%, or less than 30% of its assets. The manager may vary its allocation, depending on the manager's assessment of current economic and market conditions.

  The final material difference between the investment policies of the Funds stems from the fact that the Acquired Fund is a non-diversified investment company and the Acquiring Fund is a diversified investment company. In order to be classified as a diversified investment company, the Acquiring Fund may not, with respect to 75% of its assets, invest more than 5% of its total assets in the securities of one issuer (except U.S. Government securities) or own more than 10% of the outstanding voting securities of any one issuer. As a non-diversified fund, the Acquired Fund is not subject to these restrictions. However, both Funds intend to conduct their operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Funds of any liability for federal income tax to the extent their earnings are distributed to shareholders. To qualify as a regulated investment company, both Funds will, among other things, limit their investments so that, at the close of each quarter of their taxable year (1) not more than 25% of the market value of each Fund's total assets will be invested in the securities of a single issuer and (2) with respect to 50% of the market value of its total assets, not more than 5% of the market value of each Fund's total assets will be invested in the securities of a single issuer.

  The manager of both Funds believes that there are no differences between the investment policies of the Funds and no differences in the 1940 Act regulations applicable to both Funds that would require the sale of any securities of the Acquired Fund because of the Reorganization. However, if such a sale were required, the manager would pay all costs associated with such sale.

  Purchase and Redemption Procedures. The purchase and redemption procedures available to shareholders of the Acquiring Fund are identical to those of the Acquired Fund. Purchase of shares of the Acquiring Fund and the Acquired Fund may be made through a Salomon Smith Barney, Inc. ("Salomon Smith Barney") Financial Consultant or a broker that clears securities transactions through Salomon Smith Barney on a fully disclosed basis (a "Dealer Representative"). Class A shares of both the Acquiring Fund and the Acquired Fund are sold subject to a maximum initial sales charge of 5.00% of the public offering price. Class A shares of either Fund may be purchased at a reduced sales charge or at net asset value, determined by aggregating the dollar amount of a new purchase and the total asset value of all Class A shares of Funds offered by Salomon Smith Barney held by such person that are exchangeable with Class A shares of either Fund and applying the (reduced) sales charge applicable to such aggregate. Purchases of Class A shares of both Funds, which when combined with current holdings of Class A shares offered with a sales charge equal or exceed $500,000 in the aggregate, will be made at net asset value, with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months. Class B shares of both Funds may be purchased without an initial sales charge but are subject to a CDSC of 5.00% payable upon certain redemptions. The charge is reduced over time and there is no CDSC after six years.

  Class L shares of both Funds are sold with an initial sales charge of 1.00% and are subject to a CDSC if shares are redeemed within one year of purchase. Class L shares are also subject to higher ongoing expenses than Class A shares.

  Class A shares of both the Acquiring and the Acquired Fund may be redeemed at their respective net asset values per share next determined without charge, except as set forth in the preceding paragraph. Class B shares of both Funds may be redeemed at their net asset value per share, subject to a maximum CDSC of 5.00% of the lower of original cost or redemption proceeds, declining by 0.50% the first year after purchase and by 1.00% each year thereafter to zero. Class L shares of both Funds may be redeemed at their net asset value per share, subject to a CDSC of 1.00% if such shares are redeemed during the first 12 months following their purchase. Shares of both Funds held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to a Salomon Smith Barney Financial Consultant. All other shares may be redeemed through a Salomon Smith Barney Financial Consultant, Dealer Representative or by forwarding a written request for redemption to Smith Barney World Funds, Inc./[name of fund] (please specify class); c/o PFPC Global Fund Services, P.O. Box 9699, Providence, RI 02940-9699. See "Redeeming Shares" in the accompanying Prospectus of the Acquiring Fund.

  Distribution Arrangements. To compensate Salomon Smith Barney for the service it provides and for the expenses it bears, both the Acquiring Fund and the Acquired Fund have adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, each Fund pays Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the Fund's average daily net assets attributable to the Class A shares. The service fee is primarily used to pay Salomon Smith Barney Financial Consultants for servicing shareholder accounts. In addition, each Fund pays Salomon Smith Barney a distribution fee accrued daily and paid monthly calculated at the annual rate of 1.00% of the Fund's average daily net assets with respect to Class B shares and Class L shares. The distribution fee is used to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Salomon Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Salomon Smith Barney associated with the sale of fund shares, including lease, utility, communications and sales promotion expenses. For each of the Class B and Class L shares of the Funds, the distribution fee is calculated at the annual rate of 0.75% of the value of the average net assets attributable to the shares of the respective Class.

  Payments under each 12b-1 Plan are not tied exclusively to the distribution and shareholder services expenses actually incurred by Salomon Smith Barney and the payments may exceed distribution expenses actually incurred. The Board of Directors will evaluate the appropriateness of each 12b-1 Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Salomon Smith Barney, amounts received under the 12b-1 Plan and proceeds of the deferred sales charges.

  Exchange Privileges. The exchange privileges available to shareholders of the Acquiring Fund are identical to those available to shareholders of the Acquired Fund. Shareholders of both the Acquired Fund and the Acquiring Fund may exchange at net asset value all or a portion of their shares for shares of the same class in certain other funds of the Smith Barney Mutual Funds. Any exchange will be a taxable event for which a shareholder may have to recognize a gain or a loss under federal income tax provisions. No initial sales charge is imposed on the shares being acquired in an exchange, and no CDSC is imposed on the shares being disposed of in the exchange. A sales charge differential, however, may apply to exchanges of Class A shares with other Smith Barney Mutual Funds. For purposes of computing the CDSC that may be payable upon a disposition, the Class B and Class L shares and those Class A shares that are subject to a CDSC acquired in the exchange will be deemed to have been purchased on the same date as the Class B, Class L and Class A shares that were exchanged therefor. Class B shares and Class A shares subject to a CDSC (shares purchased in an amount greater than $500,000 and not subject to an initial sales charge) of the Funds that are exchanged for Class B and Class A shares, respectively, of other Smith Barney Mutual Funds imposing a higher CDSC will be subject to the higher applicable CDSC. See "Exchanging Shares" in the accompanying Prospectus of the Acquiring Fund.

  Dividends. The Acquiring Fund generally makes capital gain distributions and pays dividends, if any, once a year, typically in December. The Acquiring Fund may pay additional distributions and dividends at other times if necessary for it to avoid a federal tax. The Acquired Fund generally declares and pays dividends quarterly and makes capital gain distributions, if any, once a year, typically in December. The Acquired Fund may pay additional distributions and dividends at other times if necessary for it to avoid a federal tax. With respect to both Funds, unless a shareholder otherwise instructs, dividends and capital gains distributions will be reinvested automatically in additional shares of the same class at net asset value, subject to no sales charge or CDSC. The distribution option currently in effect for a shareholder of the Acquired Fund will remain in effect after the Reorganization. After the Reorganization, however, the former Acquired Fund shareholders may change their distribution option at any time by contacting a Salomon Smith Barney Financial Consultant. See "Dividends, Distributions and Taxes" in the accompanying Prospectus of the Acquiring Fund.

  Shareholder Voting Rights. The Company is registered with the SEC as an open-end management investment company. The Acquiring Fund and the Acquired Fund are both separate series of the Company, a Maryland corporation having a

Board of Directors. Shareholders of both funds have comparable voting rights. The Company does not hold a meeting of shareholders annually, and there is normally no meeting of shareholders held for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At that time, the Directors of the Company then in office will call a shareholders' meeting for the election of Directors.

  Shareholders of the Acquired Fund may redeem their shares at net asset value (subject to any applicable CDSC) prior to the date of the Reorganization. For purposes of voting with respect to the Reorganization, the Class A, Class B and Class L shares of the Acquired Fund will vote together as a single class.

                            PRINCIPAL RISK FACTORS

  Due to the similarities of investment objectives and policies of the Acquiring Fund and the Acquired Fund, the investment risks are substantially similar. Such risks are generally those typically associated with investing in foreign securities. The following is a summary of the principal risk factors associated with investing in shares of the Acquiring Fund and a comparison with those applicable to the Acquired Fund. This summary is qualified in its entirety by the accompanying Prospectus of the Acquiring Fund.

  Investors could lose money on their investment in the Acquiring Fund, or the Acquiring Fund may not perform as well as other investments, if:

  . Foreign securities prices decline

  . Adverse governmental action or political, economic or market instability affects a foreign country or region.

  . The currency in which a security is priced declines in value relative to the U.S. dollar

  . The manager's judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect.

  Many foreign countries in which the Acquiring Fund invests have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of emerging markets.

  In Europe, Economic and Monetary Union ("EMU") and the introduction of a single currency began on January 1, 1999. There are significant political and economic risks associated with EMU, which may increase the volatility of the Acquiring Fund's European investments and present valuation problems.

  Currency Transactions. The Acquiring Fund may enter into transactions to buy or sell currencies at a future date, which may be a few days or a number of months. The Fund may enter into these forward currency contracts to:

  . Settle transactions in securities quoted in foreign currencies

  . Attempt to protect against the economic impact of adverse changes in the value of the U.S. dollar.

  The Fund may not fully benefit from or may lose money on forward currency transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund's holdings.

  In comparing these risks with the risks of the Acquired Fund, the risks are almost identical. The one material difference is that investors in the Acquired Fund are also subject to the risks of investing in debt securities, including the possibility that debt securities may lose value because of an increase in market interest rates, a decline in an issuer's credit rating or financial condition or a default.

                     INFORMATION ABOUT THE REORGANIZATION

  Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan (Exhibit A hereto). The Plan provides that the Acquiring Fund will acquire all of the assets of the Acquired Fund in exchange for Class A, Class B and Class L shares of the Acquiring Fund and the assumption by the Acquiring Fund of liabilities of the Acquired Fund on April 14, 2000 or such later date as may be agreed upon by the parties (the "Closing Date").

  Prior to the Closing Date, the Acquired Fund will endeavor to discharge all of its known liabilities and obligations. The number of full and fractional shares of Class A, B and L shares to be issued to the Acquired Fund shareholders will be determined on the basis of the Acquiring Fund's Class A, B and L shares' and the Acquired Fund's Class A, B and L shares' relative net asset values. The net asset value per share of each class will be determined by dividing assets, less liabilities, by the total number of such outstanding shares. The Reorganization will be accomplished pursuant to an amendment to the Charter of the Company that will reclassify shares of the Acquired Fund as shares of the Acquiring Fund, substantially in the form set forth as Annex I to the Plan of Reorganization (Exhibit A).

  The Acquired Fund and the Acquiring Fund will utilize the procedures set forth in their respective Prospectuses to determine the value of their respective portfolio securities and to determine the aggregate value of each Fund's portfolio. The methods of valuation will also be consistent with the requirements of Rule 22c-1 under the 1940 Act and the interpretations of such rule by the SEC's Division of Investment Management.

  Prior to the Closing Date, dividends on the Acquired Fund's shares, consisting of substantially all of the Acquired Fund's undistributed taxable net investment income and undistributed taxable capital gains will be declared as of the first business day prior to the Closing Date (the term Closing Date shall have the meaning assigned to it in the Plan), to the shareholders of record as of the close of business on the second day prior to the Closing Date, payable on the first day prior to the Closing Date, with proceeds being paid to the Fund's Dividend Paying Agent which shall pay such proceeds in cash or immediately invest the proceeds for the account of the shareholders of record in accordance with the Acquired Fund's current Prospectus, on the date that the dividend is paid, in additional shares at the net asset value per share of the applicable class next determined following the time of the cash payment to the Dividend
Agent.

  On the Closing Date or as soon thereafter as conveniently practicable, the Acquired Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of the Acquiring Fund received by the Acquired Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Acquired Fund's shareholders on the share records of the Acquiring Fund's transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the Acquiring Fund due to each of the Acquired Fund's shareholders.

  The consummation of the Reorganization is subject to the conditions set forth in the Plan. The Plan may be abandoned at any time prior to the Closing Date upon the vote of a majority of the Board of Directors of the Company. In addition, at any time prior to or after approval of the Plan, the Company may amend any provisions of the Plan upon authorization of the Company's Board of Directors, with or without shareholder approval.

  Approval of the Plan will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund. If the Reorganization is not approved by shareholders of the Acquired Fund, the Board of Directors of the Company will consider courses of action available to it, including re-submitting the Reorganization proposal to shareholders.

  Description of the Acquiring Fund's Shares. Pursuant to the Reorganization and in accordance with the Plan, each shareholder of Class A, Class B and Class L shares of the Acquired Fund will become a shareholder of Class A, Class B and Class L shares, respectively, of the Acquiring Fund. Each share of the Acquiring Fund represents a proportional interest in the Acquiring Fund's investment portfolio. The Class A shares and the Class L shares of the Acquiring Fund are normally purchased subject to a 5.00% and 1.00% initial sales charge, respectively. However, no sales charge will be paid on shares received pursuant to this

Reorganization. Also, no fee will be charged upon redemption of shares of the Acquiring Fund received pursuant to this Reorganization. For a complete description of the Acquiring Fund's shares, please see "Choosing a class of shares to buy"; "Comparing the fund's classes"; "Sales charges"; "More about deferred sales charges"; "Buying shares"; "Exchanging shares"; "Redeeming shares"; and "Other things to know about share transactions," in the Acquiring Fund's Prospectus which was mailed herewith.

  Reasons for the Reorganization. The Board of Directors of the Company has determined that it is in the best interest of the Funds' shareholders to combine the Acquired Fund with the Acquiring Fund. The Funds have generally similar investment objectives and policies and have the same investment adviser, distributor, transfer agent and Board of Directors. In reaching this conclusion, the Board considered a number of factors as described below.

  Among the factors considered by the Board of Directors is the fact that the Acquired Fund does not have sufficient assets to justify maintaining this fund as a separate investment portfolio (i.e. this fund has never exceeded $20.6 million in assets). The Acquired Fund, which has been in existence for approximately five years, has not grown and in light of the history of the fund, there is no foreseeable potential for future growth. The manager subsidized this fund by absorbing expenses, including waiving the management fee, in several years since the inception of the fund. Without these subsidies, the Acquired Fund would have had a substantially higher expense ratio and substantially lower performance.

  The Board of Directors also considered that the Reorganization would permit the shareholders of the Acquired Fund to pursue substantially the same investment goals in a larger fund. A larger fund should enhance the ability of the manager to effect portfolio transactions on more favorable terms and give the manager greater flexibility and the ability to select a larger number of portfolio securities for the Acquiring Fund, with the attendant benefit of increased diversification. In addition, the larger aggregate asset base would result in lower overall expense ratios for the Acquired Fund's shareholders through the spreading of both fixed and variable costs of operations over a larger asset base. As a general rule, economies of scale can be expected to be realized with respect to fixed expenses, such as costs of printing and fees for professional services, although expenses that are based on the value of assets or the number of shareholder accounts, such as custody fees, would be largely unaffected by the Reorganization.

  Both the Acquired Fund and the Acquiring Fund are managed by the same investment adviser and have the same portfolio managers, i.e., the individuals primarily responsible for each Fund's day-to-day investment decisions. In particular, the Board was presented with information to the effect that, with two different funds, Salomon Smith Barney was confronted with operational and shareholder services issues, including (i) dilution of the firm's money management and research expertise due to the splitting of attention between the two highly similar funds; and (ii) investor confusion associated with offering similar funds. The Board also considered that no sales charges would be imposed in effecting the Reorganization and the advantages of eliminating duplication inherent in marketing two funds with similar investment objectives.

  Information regarding operating expenses of the Acquired Fund and the Acquiring Fund reflecting expenses for the fiscal year ended October 31, 1999, is included under the caption "Fee Tables" in this Prospectus/Proxy Statement. Based upon these levels of expenses, assuming the same level of assets of the combined fund after the Reorganization as on April 14, 2000, it is estimated that Class A, Class B and Class L shareholders of the Acquired Fund should experience a 0.93%, 0.95% and 1.13% decrease, respectively, in total operating expenses, resulting from a decrease in other operating expenses.

  The Board of Directors also considered liquidation of the Acquired Fund. If the Acquired Fund were to liquidate, the shareholders would receive the net asset value of their holdings in cash pursuant to the liquidation and would recognize any gain or loss then built into their shares. Pursuant to the Reorganization, the shareholders of the Acquired Fund will receive an amount of Class A, Class B, or Class L shares of the Acquiring Fund equal to the net asset value of their holdings in the Acquired Fund in a tax free reorganization. Thus, shareholders may defer the recognition of gain or loss on the disposition of their Acquired Fund shares pursuant to the Reorganization. However, if the shareholder desired cash and a recognition for tax purposes of the gain or loss built in such shareholder's shares, the shareholder would have the right to redeem those shares in the Acquiring Fund at the shares' net asset value for cash and with no redemption fee charged. Thus, by pursuing the Reorganization, rather than a liquidation of the Acquired Fund, shareholders have the option of achieving the same result as a liquidation or they may defer tax consequences. In addition, because a liquidation would require all of the Acquired Fund's investments to be sold, there would be lower transaction costs involved in the Reorganization.

  The Board also considered, among other things, the terms and conditions of the Reorganization and the comparative investment performance of the Funds. In addition, the Board was advised that the Reorganization would be effected as a tax-free reorganization.

  In light of the foregoing, the Board of Directors of the Smith Barney World Funds, Inc. including the Independent Directors, has determined that it is in the best interests of the Acquired Fund and its shareholders to combine with the Acquiring Fund. The Board of Directors has also determined that a combination of the Acquired Fund and the Acquiring Fund would not result in a dilution of the interests of the Acquired Fund's shareholders and that the Reorganization would be effected as a tax-free reorganization. Accordingly, the Board of Directors, including a majority of the Independent Directors, has determined that the Reorganization is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's shareholders would not be diluted as a result of the Reorganization.

  Federal Income Tax Consequences. The exchange of assets for shares of the Acquiring Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Acquiring Fund and the Acquired Fund will receive an opinion from Sullivan & Cromwell, counsel to the Company, to the effect that, on the basis of customary representations and assumptions, and the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Reorganization:

    (1) the transfer of all or substantially all of the Acquired Fund's assets in exchange for the Acquiring Fund's shares and the assumption by the Acquiring Fund of scheduled liabilities of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

    (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund's shares and the assumption of scheduled liabilities of the Acquired Fund;

    (3) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund's shares and the assumption of scheduled liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund's shares to the Acquired Fund's shareholders;

    (4) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of their shares of the Acquired Fund for shares of the Acquiring Fund;

    (5) the aggregate tax basis for shares of the Acquiring Fund received by each shareholder of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of shares of the Acquired Fund surrendered therefor, and the holding period of shares of the Acquiring Fund to be received by each shareholder of the Acquired Fund will include the period during which shares of the Acquired Fund exchanged therefor were held by such shareholder (provided shares of the Acquired Fund were held as capital assets on the date of the Reorganization); and

    (6) the tax basis to the Acquiring Fund of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

  Shareholders of the Acquired Fund should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, shareholders of the Acquired Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

  Capitalization. The following table shows the capitalization of the Acquiring Fund and the Acquired Fund as of February 8, 2000, the Record Date, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value.

                              Acquiring         Acquired       Pro-Forma for
                                 Fund             Fund         Reorganization
                             (Unaudited)      (Unaudited)      (Unaudited)
                             --------------   -------------
                              (In thousands, except per share values)
Class A Shares
  Net assets................   $ 650,944    $ 8,784         $ 659,728
  Net asset value per share.       32.85      15.46             32.85
  Shares outstanding........      24,244        568            20,083
Class B Shares
  Net assets................    $ 266,967   $  3,266       $  270,210
  Net asset value per share.        32.25      15.49            32.25
  Shares outstanding........        8,291        209            8,379
Class L Shares
  Net assets................   $ 219,095    $   2,487      $  221,582
  Net asset value per share.       31.75        15.42           31.75
  Shares outstanding........       7,360          161           6,979
Class Y Shares
  Net assets................    $ 442,917      $     0     $  442,917
  Net asset value per share.        32.93            0          32.93
  Shares outstanding........       13,450            0         13,450
Class Z Shares
  Net assets................     $ 187,840   $       0     $  187,840
  Net asset value per share.         32.90           0          32.90
  Shares outstanding........         5,719           0          5,719


  As of the Record Date, the officers and Directors of the Acquired Fund beneficially owned as a group less than 1% of the outstanding shares of each class of the Acquired Fund. To the best knowledge of the Directors of the Acquired Fund, as of the Record Date, no shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act")),
except as set forth in the table below, owned beneficially or of record more than 5% of the outstanding shares of a class of the Acquired Fund. As of the Record Date, the officers and Directors of the Acquiring Fund beneficially owned as a group less than 1% of the outstanding shares of each class of the Acquiring Fund. To the best knowledge of the Directors of the Acquiring Fund, as of the Record Date, no shareholder or "group" (as that term is used in Section 13(d) of the Exchange Act) owned beneficially or of record more than 5% of the outstanding shares of a class of the Acquiring Fund. As of February 8, 2000, the net asset value of the Acquired Fund equaled less than 1% of the Acquiring Fund's net asset value; thus, pursuant to item 14(a)(2) of Form N-14, proforma financial statements, including the Capitalization Table, have not been prepared.

                                                      Percentage of
                                                       Class Owned
                                                        of Record
                                                     or Beneficially
                                                --------------------------
                                                                 Upon
                                                             Consummation
                                      Fund       As of the      of the
Name and Address                    and Class   Record Date Reorganization
----------------                  ------------- ----------- --------------
Daniel H. and Margaret L. Becker  Acquired Fund                    *
Charitable Remainder Unitrust        Class A      5.8390
Attn: An Faluto Jr. TTEE
1111 Boardman Canfied Rd.
Youngstown, OH 44512-4062

-----------
*   Less than 1.00%

                     INFORMATION ABOUT THE ACQUIRING FUND

  The Prospectus and Annual Report of the Acquiring Fund have been delivered with this prospectus/proxy statement and are incorporated herein by reference. Information regarding Fund Goal and Strategies, Investment Objective, Risks, Performance and Expenses, Fee Table, More on the Fund's Investments, Management and Financial Highlights Information of the Acquiring Fund may be found under such headings in the prospectus of the Acquiring Fund. For information regarding Management's Discussion of Fund Performance of the Acquiring Fund, please refer to the Acquiring Fund's annual report that accompanies this prospectus/proxy statement.

                      INFORMATION ABOUT THE ACQUIRED FUND

  Information about the Acquired Fund is incorporated herein by reference from the current prospectus of the Acquired Fund. The Acquired Fund's prospectus, dated February 28, 1999, is available upon request (without charge) by calling or writing the Acquired Fund at the telephone number or address listed on the cover page of this prospectus/proxy statement. Copies of the Acquired Fund's shareholder reports, prospectus and statement of additional information can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Acquired Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

                              VOTING INFORMATION

  This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of the Company to be used at a Special Meeting of Shareholders of the Acquired Fund to be held at 10:00 a.m. on April 7, 2000 at 7 World Trade Center, New York, NY 10048 and at any adjournment or adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Acquired Fund on or about February 21, 2000. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of one-third of the shares of the Acquired Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining approval of the Plan. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR approval of the proposed Reorganization and FOR approval of any matters deemed appropriate. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Acquired Fund, Christina T. Sydor, Esq., 388 Greenwich Street, New York, New York, 10013. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

  Approval of the Plan will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund. Shareholders of the Acquired Fund are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

  Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone or personal interviews conducted by officers and employees of Salomon Smith Barney and its affiliates and/or by PFPC Global Fund Services the Acquiring Fund's sub-transfer agent. If the Acquired Fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this Prospectus/Proxy Statement and may vote by mail using the enclosed proxy card. The aggregate cost of solicitation of the shareholders of the Acquired Fund is expected to be approximately $8,500. Expenses of the Reorganization, including the costs of proxy solicitation and the preparation of enclosures to the Prospectus/Proxy Statement, reimbursement of expenses of forwarding solicitation material to beneficial owners of shares of the Acquired Fund and expenses incurred in connection with the preparation of this Prospectus/Proxy Statement will be borne by the Acquiring Fund.

  In the event that a quorum necessary for a shareholders meeting is not present or sufficient votes to approve the Reorganization are not received by April 7, 2000, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon a decision to adjourn the Meeting.

  The votes of the shareholders of the Acquiring Fund are not being solicited by this Prospectus/Proxy Statement.

                                OTHER BUSINESS

  The Directors of the Smith Barney World Funds, Inc. do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

  The Board of Directors of the Smith Barney World Funds, Inc., including the Independent Directors, unanimously recommends approval of the Plan, and any unmarked proxies without instructions to the contrary will be voted in favor of the Plan.

                                EXHIBIT A

                          PLAN OF REORGANIZATION

  THIS PLAN OF REORGANIZATION (the "Plan") is dated as of this 11th day of February, 2000, and has been adopted by the Board of Directors of Smith Barney World Funds, Inc. (the "Company") to provide for the reorganization of its International Balanced Portfolio (the "Acquired Fund") into its International Equity Portfolio (the "Acquiring Fund").

A. BACKGROUND

  The Acquired Fund and the Acquiring Fund (individually, a Fund and collectively, the "Funds") are separate investment portfolios of the Company. The Company is organized as a Maryland corporation and is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board of Directors of the Company has determined that it is in the best interests of the Acquired Fund and its shareholders to be reorganized through the transfer of all of the Acquired Fund's assets and liabilities to the Acquiring Fund upon the terms set forth in this Plan (the "Reorganization").

B. THE REORGANIZATION

  1. Prior to the Closing Date (as defined below in Section 6 of this Article
B), the Company will execute and file Articles of Amendment to the Company's Charter with the Maryland State Department of Assessments and Taxation in substantially the form attached hereto as Annex I, which Articles of Amendment will, effective as of the Closing Date: (a) reclassify all of the Company's issued and outstanding shares of Common Stock of the Acquired Fund as shares of Common Stock of the comparable class of equal aggregate value of the Acquiring Fund; and (b) reclassify all of the authorized and unissued Common Stock of the Acquired Fund as authorized and unissued Common Stock of the Acquiring Fund.

  2. At the Closing Date, all property of every description, and all interests, rights, privileges and powers of the Acquired Fund, subject to all liabilities of the Acquired Fund, whether accrued, absolute, contingent or otherwise (such assets subject to such liabilities are herein referred to as the "Assets") will be transferred and conveyed by the Acquired Fund to the Acquiring Fund and will be assumed by the Acquiring Fund, such that at and after the Closing Date, the Assets of the Acquired Fund will become and be the Assets of the Acquiring Fund. In exchange for the transfer of the Assets of the Acquired Fund and in order to accomplish the reclassification of shares as described above in Section 1 of this Article B, the Acquiring Fund will contemporaneously issue to shareholders of the Acquired Fund full and fractional shares of the Acquiring Fund (as contemplated by Section

4 of this Article B) having an aggregate net asset value equal to the value of the Assets of the Acquired Fund. For purposes of effecting such exchange, the value of the Assets of the Acquired Fund and the net asset value of the shares of the Acquiring Fund shall be determined as of the close of regular trading on the New York Stock Exchange on April 14, 2000 or at such other time as may be determined by the Board of Directors or an authorized officer of the Company. Such values shall be computed in the manner set forth in the applicable Fund's then current prospectus under the Securities Act of 1933, as amended. At and after the Closing Date, all debts, liabilities, obligations and duties of the Acquired Fund will attach to the Acquiring Fund as aforesaid and may thenceforth be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund.

  3. Prior to the Closing Date, dividends on the Acquired Fund's shares, consisting of substantially all of the Acquired Fund's undistributed taxable net investment income and undistributed taxable capital gains will be declared as of the first business day prior to the Closing Date (the term Closing Date shall have the meaning assigned to it in the Plan), to the shareholders of record as of the close of business on the second day prior to the Closing
Date, payable on the first day prior to the Closing Date, with proceeds being paid to the Fund's Dividend Paying Agent, which shall pay such proceeds in cash or immediately invest the proceeds for the account of the shareholders of record in accordance with the Acquired Fund's current Prospectus, on the date that the dividend is paid, in additional shares at the net asset value per share of the applicable class next determined following the time of the cash payment to the Dividend Agent.

  4. At the Closing Date, the Company will liquidate the Acquired Fund and issue full and fractional shares of the Acquiring Fund to the Acquired Fund's shareholders, such that the shares of the Acquiring Fund that are distributed to a shareholder of the Acquired Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund held by such shareholder immediately prior to the Closing Date. In addition, each shareholder of the Acquired Fund will have the right to receive any unpaid dividends or other distributions that were declared before the Closing Date with respect to the shares of the Acquired Fund held by such shareholder immediately prior to the Closing Date.

  5. The stock transfer books of the Company with respect to the Acquired Fund will be permanently closed as of the close of business on the day immediately preceding the Closing Date. Redemption requests received thereafter by the Company with respect to the Acquired Fund will be deemed to be redemption requests for shares of the Acquiring Fund issued pursuant to this Plan. If any shares of the Acquired Fund are represented by a share certificate, the certificate must be surrendered to the Company's transfer agent for cancellation before the Acquiring Fund shares issuable to the shareholder pursuant to this Plan will be redeemed.

  6. The Closing Date for purposes of this Plan shall be the close of business on April 14, 2000, or at such other time as may be determined by the Board of Directors or an authorized officer of the Company.

C. ACTIONS BY SHAREHOLDERS OF THE ACQUIRED FUND

  Prior to the Closing Date and as a condition thereto, the Board of Directors of the Company will call, and the Company will hold, a meeting of the shareholders of the Acquired Fund to consider and vote upon:

    1. Approval of this Plan and the implementing charter amendment reclassifying shares of the Acquired Fund into shares of the Acquiring Fund and the transactions contemplated hereby.

    2. Such other matters as may be determined by the Board of Directors of the Company.

D. CONDITIONS OF THE REORGANIZATION

  Consummation of this Plan will be subject to:

    1. The approval of the matters referred to in Article C of this Plan by the shareholders of the Acquired Fund in the manner required by law and otherwise deemed necessary or advisable by the Board of Directors of the Company; and

    2. The following additional conditions:

      (a) The Company will have received opinions of Sullivan & Cromwell based upon customary representations and assumptions and to the effect that:

        (i) the shares of the Acquiring Fund issued pursuant to this Plan will, when issued in accordance with the provisions hereof, be validly issued, fully paid and non-assessable; and

        (ii) for federal income tax purposes: (A) the acquisition of the assets and assumption of the liabilities of the Acquired
      Fund by the Acquiring Fund in return for shares of the Acquiring Fund followed by the distribution of such shares to the shareholders of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code (the "Code") and the Acquiring Fund and the Acquired Fund will each be "a party to the reorganization" within the meaning of Section
      368(b) of the Code; (B) no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets and liabilities to the Acquiring Fund; (C) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring
      Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (D) no gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt of the shares of the Acquiring Fund in exchange for their shares of the Acquired Fund; (E) the tax basis of the shares of the Acquiring Fund received by the shareholders of the Acquired Fund will be the same as the tax basis of the shares of the Acquired Fund exchanged therefor; (F) the tax basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; (G) the holding period of the shares of the Acquiring Fund received by the shareholders of the Acquired Fund will include the holding period of the shares of the Acquired Fund exchanged therefor, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets; and (H) the holding period of the Acquiring Fund for the assets of the Acquired Fund transferred to it will include the period during which such assets were held by the Acquired Fund.

      (b) All necessary approvals, registrations and exemptions required under federal and state laws will have been obtained.

E. MISCELLANEOUS

  1. This Plan and the transactions contemplated hereby will be governed and construed in accordance with the laws of the State of Maryland.

  2. This Plan and the transactions contemplated hereby may be abandoned at any time for any reason prior to the Closing Date upon the vote of a majority of the Board of Directors of the Company.

  3. At any time prior to or (to the fullest extent permitted by law) after approval of this Plan by the shareholders of the Acquired Fund, the Company may, upon authorization by the Board of Directors and with or without the approval of shareholders of the Acquired Fund, amend any of the provisions of this Plan.

  4. The expenses incurred in connection with the Reorganization will be borne by the Acquiring Fund.

  5. The Company, by consent of its Board of Directors, or an officer authorized by such Board of Directors, may waive any condition to the obligations of the Acquired Fund or the Acquiring Fund hereunder if, in its or such officer's judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the shareholders of the Acquiring Fund.

                                 ANNEX I

                      SMITH BARNEY WORLD FUNDS, INC.

                          ARTICLES OF AMENDMENT

  SMITH BARNEY WORLD FUNDS, INC., a Maryland corporation, having its principal office in the City of Baltimore, Maryland (the "Company"), certifies to the State Department of Assessments and Taxation that:

  FIRST: The Charter of the Company is amended by (i) reclassifying all of the shares of the Company's International Balanced Portfolio as shares of the Company's International Equity Portfolio, and (ii) increasing the aggregate number of authorized shares of the International Equity Portfolio by 125,000,000 shares.

  SECOND: Upon effectiveness of these Articles of Amendment:

    (a) All of the assets and liabilities belonging to the Company's International Balanced Portfolio and attributable to its Class A, B, and L shares, respectively, shall be conveyed, transferred and delivered to the Company's International Equity Portfolio, and shall thereupon become and be assets and liabilities belonging to the International Equity Portfolio and attributable to its Class A, B, and L shares, respectively.

    (b) Each of the issued and outstanding shares (and fractions thereof) of the Company's International Balanced Portfolio and its Class A, B, and L shares, respectively, will automatically, and without the need of any further act or deed, be reclassified and changed to full and fractional issued and outstanding shares of the Company's International Equity Portfolio and of its Class A, B and L, shares, respectively, of equal aggregate net asset value, in such number of such International Equity Portfolio Class A, B, and L shares as shall be determined by multiplying one (1) times the number obtained by dividing the net asset value of a Class A, B, or L share, respectively, of the International Balanced Portfolio by the net asset value of a Class A, B, or L share, respectively, of the International Equity Portfolio, all determined as of the close of regular trading on the New York Stock Exchange on the effective date of these Articles of Amendment.

    (c) Each unissued Class A, B, L, Y or Z share (or fraction thereof), respectively, of the Company's International Balanced Portfolio will automatically, and without the need for any further act or deed, be reclassified and changed to such number of unissued Class A, B, L, Y or Z shares (or fractions thereof), respectively, of the Company's International Equity Fund as shall result, as of the effective time of these Articles of Amendment and as a result hereof, in the total number of unissued shares of the Company's International Equity Portfolio being increased by 125,000,000 shares less the number of issued and outstanding shares of the Company's International Equity Portfolio resulting from paragraph (b) of this Article SECOND.

    (d) Open accounts on the share records of the Company's International Equity Portfolio owned by each former holder of its International Balanced Portfolio shares shall be established representing the appropriate number of the International Equity Portfolio shares, of the appropriate class, deemed to be owned by each such stockholder as a result of the reclassification.

  THIRD: This amendment does not increase the authorized capital stock of the Company or the aggregate par value thereof. This amendment reclassifies and changes the 125,000,000 authorized shares of the International Balanced Portfolio to 125,000,000 additional authorized shares of the International Equity Portfolio but does not amend the description of any class of stock as set forth in the Charter. As a result of this amendment, the International Equity Portfolio series of the Company has five classes of shares, which are designated Class A, Class B, Class L, Class Y and Class Z, each consisting, until further changed, of the lesser of (x) 375,000,000 shares or (y) the number of shares that could be issued by issuing all of the shares of Common Stock of the International Equity Portfolio series less the total number of shares of all classes of Common Stock of the International Equity Portfolio series then issued and outstanding. The shares of the International Equity Portfolio series and of each class within such series shall have all of the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such series and such class as set forth in the Charter of the Corporation.

  FOURTH: Outstanding stock certificates representing issued and outstanding Class A, B, or L shares, respectively, of the International Balanced Portfolio of the Company immediately prior to these Articles of Amendment becoming effective shall, upon these Articles becoming effective, be deemed to represent the appropriate number of issued and outstanding shares of the same respective class of the Company's International Equity Portfolio, calculated as set forth in Article SECOND of these Articles. Stock certificates representing shares of the International Equity Portfolio resulting from the aforesaid change and reclassification need not be issued until stock certificates representing the shares of the International Balanced Portfolio so changed and reclassified, if issued, have been received by the Company or its agent duly endorsed for transfer.

  FIFTH: This amendment has been duly authorized and advised by the Board of Directors of the Company and approved by the stockholders of the Company entitled to vote thereon.

  SIXTH: These Articles of Amendment shall be effective as of     , 2000.

  IN WITNESS WHEREOF, SMITH BARNEY WORLD FUNDS, INC. has caused these Articles
of Amendment to be signed in its name and on its behalf by its       , and
witnessed by its [Assistant] Secretary, as of the      day of      , 2000.

WITNESS:                                 SMITH BARNEY WORLD FUNDS, INC.

By: _____________________________        By: _____________________________

 Name                                       Name:

 [Assistant] Secretary                      Office:

  THE UNDERSIGNED,            ,             of Smith Barney World Funds, Inc.,
who executed on behalf of the Company the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Company the foregoing Articles of Amendment to be the corporate act of said Company and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                            ---------------------------------------------------

                            Name:

                            Office:

PART B

The Fund's Statement of Additional Information is incorporated by reference to Pre-Effective Amendment No. 1 to the Fund's Registration Statement on
Form N-14 filed On February 11, 2000.


PART C
OTHER INFORMATION


ITEM 15. INDEMNIFICATION

Reference is made to Article IX of Registrant's Articles of Incorporation for a complete
statement of its terms.

Registrant is a named assured on a joint insured bond pursuant to Rule 17g-1 of the Investment
Company Act of 1940, as amended.  Other assureds include SSB Citi Fund
 Management LLC (Registrant's
Adviser) and affiliated investment companies.

ITEM 16. EXHIBITS

Unless otherwise noted, all references are to the Registrant's Registration
 Statement
on Form N-1A (the "Registration Statement") as filed with the SEC on
 March 26, 1991 (File Nos. 33-
39564 and 811-06290).

(1) (a)	Articles of Incorporation (1)

(1) (b)	Articles Supplementary to Articles of Incorporation for
		International Equity Portfolio (2)

(1) (c)	Articles of Amendment to the Articles of Incorporation
		for the Fund dated November 10, 1992 (3)

(1) (d)	Articles Supplementary to Articles of Incorporation for
		the Fund dated December 8, 1992 (3)

(1) (e)	Articles Supplementary to Articles of Incorporation for
		Pacific Portfolio and European Portfolio(10)

(1) (f)	Articles Supplementary to Articles of Incorporation for
		International Balanced Portfolio (11)

(1) (g)	Form of Articles Supplementary to Articles of
		Incorporation for Emerging Markets Portfolio(12)

(1) (h)	Articles of Amendment to the Articles of Incorporation
		for the Fund dated June 4, 1991(13)

(1) (i)	Articles Supplementary to Articles of Incorporation for
		the Fund dated July 13, 1994 (13)

(1) (j)	Articles of Amendment to Articles of Incorporation for
		the Fund dated November 3, 1994(13)

(1) (k)	Articles of Amendment to Articles of Incorporation for
		the Fund dated November 3, 1994(13)

(1) (l)	Articles Supplementary to Articles of Incorporation for
		the Fund dated November 3, 1994(13)

(1) (m)	Articles Supplementary to Articles of Incorporation for
		Emerging Markets Portfolio dated November 10, 1994(13)

(1) (n)	Articles of Amendment for the Fund dated June 4, 1998 (18)

(2) (a)	Bylaws (4)

(3) Not applicable.

(4) Form of Plan of Reorganization is filed herewith.

(5) Not applicable.

(6) (a) 	Form of Management Agreement for Global Government Bond Portfolio (16)

(6) (b) 	Form of Management Agreement for International Equity Portfolio (16)

(6) (c)	Form of Management Agreement for Pacific Portfolio (16)

(6) (d)	Form of Management Agreement for European Portfolio (16)

(6) (e) 	Form of Management Agreement for International Balanced Portfolio (16)

(6) (f)	Form of Management Agreement for Emerging Markets Portfolio (16)

(6) (g)	Form of Subadvisory Agreements(16)


(7) (a)	Form of Distribution Agreement (16)

(7) (b)	Selling Group Agreement (18)

(7) (c)	Form of Distribution Agreement (17)

(8) Not applicable.

(9)		Form of Custodian Agreement (15)

(10) (a)	Form of Amended Plan of Distribution Pursuant to Rule 12b-1 (18)

(10) (b)	Plan of Distribution Pursuant to Rule 12b-1for Global Government
 Bond Portfolio (16)

(10) (c)	Plan of Distribution Pursuant to Rule 12b-1for International Equit
y Portfolio (16)

(10) (d)	Plan of Distribution Pursuant to Rule 12b-1 for Pacific Portfolio (16)

(10) (e)	Plan of Distribution Pursuant to Rule 12b-1 for European Portfolio (16)

(10) (f)	Plan of Distribution Pursuant to Rule 12b-1 for International
 Balanced Portfolio (16)

(10) (g)	Plan of Distribution Pursuant to Rule 12b-1 for Emerging Markets
 Portfolio(16)

(10) (h)	Rule 18f-3 Plan (18)

(11)	Form of Opinion and Consent of Sullivan & Cromwell (19).

(12) Form of Tax Opinion and Consent of Sullivan & Cromwell filed herewith.

(13) (a)	Form of Transfer Agency Agreement (16)

(14) (a)	Consent of Independent Auditors (19)

(14) (b)	Form of Opinion and Consent of Venable, Baetjer
        and Howard, LLP, as to matters of Maryland law (19)

(15) Not applicable.

(16) Not Applicable.

(17) (a)	Prospectus of the Registrant, dated February 28, 1999 (18)

(17) (b)	Annual Report to Shareholders of the Registrant, dated October 31,
 1999, is
incorporated by reference to Form N-30D, as filed on January 6, 2000 with the Commission.

(17) (c)	Semi-Annual Report to Shareholders of the Registrant, dated
 April 30, 1999, is
incorporated by reference to Form N-30D, as filed on July 20, 1999, with the Commission.

(17) (d)	Form of Proxy Card (19).

Footnotes:

	(1) Incorporated by reference to to the Fund's Registration Statement on Form N-1A filed on March 26, 1991.

	(2) Incorporated by reference to Post-Effective Amendment
	No. 2 to the Fund's Registration Statement on Form N-1A filed on September 24, 1991.

	(3) Incorporated by reference to Post-Effective Amendment
	No. 6 to the Fund's Registration Statement on Form N-1A filed on December 21, 1992.

	(4) Incorporated by reference to Pre-Effective Amendment
	No. 1 to the Fund's Registration Statement on Form N-1A filed on May 27, 1991.

	(5) Intentionally left blank.

	(6) Incorporated by reference to Pre-Effective Amendment
	No. 2 to the Fund's Registration Statement on Form N-1A filed on June 14, 1991.

	(7) Intentionally left blank.

	(8) Incorporated by reference to Post-Effective Amendment
	No. 3 to the Fund's Registration Statement on Form N-1A filed on January 17, 1992.

	(9) Incorporated by reference to Post-Effective Amendment
	No. 8 to the Fund's Registration Statement on Form N-1A filed on November 5, 1993.

	(10) Incorporated by reference to Post-Effective Amendment No. 9 to the Fund's Registration Statement on Form N-1A filed on January 4, 1994.

	(11) Incorporated by reference to Post-Effective Amendment
	No. 12 to the Fund's Registration Statement on Form N-1A filed on July 27, 1994.

	(12) Incorporated by reference to Post-Effective Amendment
	No. 14 to the Fund's Registration Statement on Form N-1A filed on October 31, 1994.

	(13) Incorporated by reference to Post-Effective Amendment
	No. 15 to the Fund's Registration Statement on Form N-1A filed on February 28, 1995.

	(14) Incorporated by reference to Post-Effective Amendment
	No. 17 to the Fund's Registration Statement on Form N-1A filed on February 28, 1996.

	(15) Incorporated by reference to Post-Effective Amendment
	No. 18 to the Fund's Registration Statement on Form N-1A filed on December 27, 1996.

	(16) Incorporated by reference to Post-Effective Amendment
	No. 19 to the Fund's Registration Statement on Form N-1A filed on February 21, 1997.

	(17) Incorporated by reference to Post-Effective Amendment
	No. 22 to the Fund's Registration Statement on Form N-1A filed on December 29, 1998.

	(18) Incorporated by reference to Post-Effective Amendment
	No. 23 to the Fund's Registration Statement on Form N-1A filed On February 25, 1999.

	(19) Incorporated by reference to Pre-Effective Amendment
	No. 1 to the Fund's Registration Statement on Form N-14 filed On February 11, 2000.

ITEM 17.  UNDERTAKINGS

(1)The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is
a part of this registration statement by any person or party who is deemed to be
an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed
to be the initial bonafide offering of them.



SIGNATURES


	Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 14th day of February, 2000.

SMITH BARNEY WORLD FUNDS, INC. - INTERNATIONAL PORTFOLIO

					By: /s/Heath B. McLendon
						Heath B. McLendon
						Chief Executive Officer


	Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature				Title					Date

/s/Heath B. McLendon		Chairman of the Board,	2/14/00
Heath B. McLendon		Chief Executive Officer,
					and President

/s/Lewis E. Daidone		Senior Vice President 	2/14/00
Lewis E. Daidone			and Treasurer

***/s/Victor K. Atkins
Victor K. Atkins			Director				2/14/00

***/s/Abraham E. Cohen
Abraham E. Cohen			Director				2/14/00

***/s/Robert A. Frankel
Robert A. Frankel		Director				2/14/00

**/s/Michael Gellert
Michael Gellert 			Director				2/14/00

***/s/Rainer Greeven
Rainer Greeven			Director				2/14/00

*/s/Susan M. Heilbron
Susan M. Heilbron		Director				2/14/00

***/s/Maurits E. Edersheim
Maurits E. Edersheim		Advisory Director		2/14/00


* By: /s/ Christina Sydor
Christina Sydor
Pursuant to a Power of Attorney dated December 3, 1991

** By: /s/ Christina Sydor
           Christina Sydor
Pursuant to Power of Attorney dated July 30, 1999

***
By: /s/ Christina Sydor
        Christina Sydor
Pursuant to Power of Attorney Dated September 12, 1991

EXHIBIT INDEX

(4) Form of Plan of Reorganization (included as Exhibit A to the Registrant's Prospectus/Proxy Statement contianed in Part A of this Registration Statement).

(12) Form of Tax Opinion and Consent of Sullivan & Cromwell.

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